INVESCO EXCHANGE-TRADED FUND TRUST ii
SUPPLEMENT DATED MAY 31, 2022 TO THE PROSPECTUSES
DATED DECEMBER 17, 2021, as previously supplemented, OF:
Invesco S&P SmallCap 600 Revenue ETF (RWJ)
Invesco S&P MidCap 400 Revenue ETF (RWK)
Invesco S&P 500 Revenue ETF (RWL)
(each, a “Fund”)
Each Fund has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in each Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
For each Fund, the following disclosure is added in the section titled “Principal Investment Strategies” in the Summary Prospectus and the section titled “Summary Information – Principal Investment Strategies” in the Statutory Prospectus:
The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may become “non-diversified” solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status under such circumstances.
For each Fund, the following disclosure is added in the section titled “Principal Risks of Investing in the Fund” in the Summary Prospectus and the sections titled “Summary Information – Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund” in the Statutory Prospectus:
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
For each Fund, the following disclosure is added in the section titled “Performance” in the Summary Prospectus and the section titled “Summary Information – Performance” in the Statutory Prospectus:
The Fund has designated its Underlying Index as its broad-based index as it more closely reflects the performance of the types of securities in which the Fund invests.
Please Retain This Supplement For Future Reference.
P-TRUST II-PRO-SUP 053122

INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED MAY 31, 2022 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 2021,
as previously supplemented, OF:
Invesco S&P SmallCap 600 Revenue ETF (RWJ)
Invesco S&P MidCap 400 Revenue ETF (RWK)
Invesco S&P 500 Revenue ETF (RWL)
(each, a “Fund”)
Each Fund has changed its classification from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated as follows:
The seventh sentence in the first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Funds in the list of “Diversified Funds that may change to Non-Diversified.”
In addition and accordingly, each Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities), except as may be necessary to approximate the composition of its Underlying Index.
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except as may be necessary to approximate the composition of its Underlying Index.
Please Retain This Supplement For Future Reference.
P-TRUST II-SOAI-SUP 053122